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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                   FORM 8-A/A
                                 Amendment No. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ----------------------------

                    meVC DRAPER FISHER JURVETSON FUND I, INC.
               (Exact name of registrant as specified in charter)

                          ----------------------------


                Delaware                                94-3346760
(State of incorporation or organization)    (I.R.S. Employer Identification No.)



                            991 Folsom St. Suite 301
                         San Francisco, California 94107
          (Address of principal executive offices, including Zip Code)

                          ----------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange
      Title of each class                           on which each class
      to be so registered                         is to be so registered
      -------------------                         ----------------------

 Common Stock, $.01 par value                     New York Stock Exchange
       (Title of class)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.                             /X/

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.                             / /

Securities Act registration statement file number to which this form
relates:  333-92287     (if applicable)
          ---------

        Securities to be registered pursuant to Section 12(g) of the Act:

                                      None


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      This Amendment No. 1 on Form 8-A/A amends the Form 8-A filed by meVC
Draper Fisher Jurvetson Fund I, Inc., a Delaware corporation ("Registrant"), on December 7, 1999 with respect to registration of the Company's common stock, $.01 par value ("Common Stock"), under the Securities Exchange Act of 1934, as amended.

Item 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      Incorporated herein by reference is the description of Registrant's Common Stock included under the caption "Description of Capital Stock" in the final prospectus (the "Prospectus") that forms a part of Pre-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-92287), filed by Registrant with the Securities and Exchange Commission on March 28, 2000, which registration statement became effective under the Securities Act on March 28, 2000 (as supplemented by that certain letter filed with the Commission pursuant to Rule 497(j) under the Securities Act on March 31, 2000, the "Registration Statement").

Item 2. EXHIBITS.

        1.    Certificate of Incorporation of Registrant(1)

        2.    Bylaws of Registrant(2)

        3.    Form of Share Certificate(3)

        4.    Form of Dividend Reinvestment Plan(4)

---------------------------

       (1) Incorporated herein by reference to Exhibit 99.a to the Registration Statement.
       (2) Incorporated herein by reference to Exhibit 99.b to the Registration Statement.
       (3) Incorporated herein by reference to Exhibit 99.d to the Registration Statement.
       (4) Incorporated herein by reference to Exhibit 99.e to the Registration Statement.


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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the undersigned has duly caused this Amendment No. 1 to the Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, this 11th day of April, 2000.


                                       meVC DRAPER FISHER JURVETSON FUND I, INC.




                                       By    /S/ Kenneth Priore
                                         ---------------------------------------
                                                           Kenneth Priore
                                                             Secretary

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                                INDEX TO EXHIBITS


    Exhibit
    Number                              Exhibit
    -------                             -------

      1. Certificate of Incorporation of Registrant (incorporated herein by reference to Exhibit 99.a to the Registration Statement).

      2. Bylaws of Registrant (incorporated herein by reference to Exhibit 99.b to the Registration Statement).

      3. Form of Share Certificate (incorporated herein by reference to Exhibit 99.d to the Registration Statement).

      4. Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 99.e to the Registration Statement.

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